UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2011

CHECKPOINT SYSTEMS, INC.
(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850
(State of Incorporation)	(IRS Employer Identification No.)

One Commerce Sq., 2005 Market St., Suite 2410, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

856-848-1800
(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 8, 2011, Checkpoint Systems, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  The purpose of the meeting was to consider and vote upon proposals to directors and one director who was nominated for election as a Class III director for three-year terms; (ii) to approve by non-binding vote the fiscal 2010 compensation of the named executive officers of the Company; (iii) to vote on, by non-binding vote, how frequently the shareholders of the Company should be provided with a non-binding advisory vote regarding the compensation of the named executive officers of the Company; and (iv) to ratify the appointment of the Company's independent registered public accounting firm for 2011.Of the 40,069,562 shares of the Company’s common stock entitled to vote at the meeting a total of 37,824,709 shares (94.40%) were represented at the meeting in person or by proxy.  The voting results for each proposal are set forth below.

             Proposal No. 1 - Election of Directors
             The shareholders elected three Class II directors to each serve a three-year term until the 2014 Annual Meeting of Shareholders and one
             Class III director to serve a three-year term until the 2012 Annual Meeting of Shareholders and each until their respective successors are elected and qualified.  The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Harald Einsmann	34,986,360	112,839	2,725,509
Jack W. Partridge	34,986,675	112,524	2,725,509
Robert P. van der Merwe	33,290,569	1,808,630	2,725,509
Julie S. England	32,590,110	2,509,089	2,725,509

            Proposal No. 2 - An advisory vote on executive compensation was approved. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
33,380,327	671,242	1,047,630	2,725,510

            Proposal No. 3 - An advisory vote on the frequency of the advisory vote on executive compensation was approved for every year.
            The results of the vote were as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
30,065,575	45,771	3,950,017	1,037,837	2,725,509

            Proposal No. 4 - Ratification of the Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2011
            The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending
            December 25, 2011 was ratified.  The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
36,257,441	1,539,892	27,376	0

Signatures

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.

Date: June 9, 2011	By:	/s/ John R. Van Zile
Name John R. Van Zile
Title Sr. Vice President, General Counsel & Secretary